EXHIBIT 10

USCORP
2009 Stock Incentive Plan

1.  ESTABLISHMENT AND PURPOSE.

The USCORP 2009 Stock Incentive Plan, (the “Plan”) is established by USCORP, a Nevada corporation (the “Company”) to further attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. The Plan is adopted as of October 26, 2009, subject to approval by the Company’s stockholders within 12 months after such adoption date. Unless the Plan is earlier discontinued by the Board as provided herein, no Award shall be granted hereunder on or after December 31, 2019. Certain terms used herein are defined as set forth in Section 8.

2.  ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Plan Committee that shall be established by the Board, which shall appoint and remove members of the Plan Committee (herein sometimes referred to as the “Administrator”) in its discretion subject only to the requirements set forth herein. The Plan Committee shall include a minimum of two non-employee directors of the Board as defined in Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Exchange Act. The Plan Committee shall determine the meaning and application of the provisions of the Plan and shall establish such rules and regulations as it deems necessary for the proper administration of the Plan. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under any other plan or arrangement of the Company or a Subsidiary. The provisions of Awards need not be the same with respect to each Participant. The Plan Committee’s decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine:

(a) to select the Eligible Individuals to whom Awards may from time to time be granted;

(b) to determine whether and to what extent (i.e. the number of Stock Options (“Options”) or shares of the Company’s Class A Common Stock (“Shares”)) Options, Shares or any combination thereof are to be granted hereunder;

(c) to approve forms of agreement for use under the Plan;

(d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase or other transfer restriction regarding any Award, based on such factors or criteria as the Administrator shall determine);

(e) to determine the Fair Market Value; and

(f) to determine the type and amount of consideration to be received by the Company for any Award.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law

3. STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock that may be delivered under the Plan shall not exceed 10,000,000 shares. The number of Shares set aside and deliverable pursuant to this Plan shall be subject to adjustments as follows:

(a) As of January 1 of each year, commencing with the year 2010, the maximum number of Shares which may be delivered under the Plan shall automatically increase by a number equal to the lesser of (i) 1% of the total number of Shares then outstanding, assuming for this purpose the conversion into Shares of all then outstanding securities that are convertible by their terms (directly or indirectly) into Shares, or (ii) 1,000,000 shares.

(b) In case the Company shall (i) pay a dividend on its Common Stock in Shares or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Shares, or (ii) subdivide its outstanding Shares into a greater number of Shares, the number of Shares deliverable pursuant to this Plan immediately prior thereto shall be adjusted so that the number of Shares available for issuance immediately after the happening of either such event shall be the number determined by the fraction, the numerator of which shall be the number of Shares authorized pursuant to the Plan, but undelivered, immediately prior to such event, and the denominator of which shall be the total number of Shares of the Company issued and outstanding immediately prior to such event, multiplied by the total number of Shares immediately after the occurrence of such event.

Except as otherwise expressly provided herein, in the event of any Company combination, recapitalization or other change in its capital structure (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or substantially all of its assets, reorganization, partial or complete liquidation, or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (A) number and kind of Shares that may be delivered under the Plan, (B) number and kind of Shares subject to outstanding  Awards, (C) exercise price of Options and (D) other characteristics or terms of the Awards as it may determine appropriate  in its sole discretion to equitably reflect such corporate transaction, Share offering or other  event; provided, however, that the number of Shares subject to any Award shall always be a whole number.

4.  STOCK OPTIONS.

Options may be granted alone or in addition to other Awards granted under the Plan and shall be Non-Qualified Stock Options. Any Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Options may be granted to officers, directors, employees and eligible consultants and advisors of the Company and its subsidiaries. Options shall be evidenced by option agreements, each in a form approved by the Administrator. The grant of an Option shall occur as of the date the Administrator determines. Options granted hereunder shall be subject to the following terms and conditions:

(a) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Administrator. However, the Share exercise price shall be not less than the Fair Market Value on the date the Option is granted.

(b) Option Term. The Administrator shall fix the term of each Option.

(c) Exercisability. Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator.

(d) Method of Exercise. Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares subject to the Option to be purchased. The exercise price of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or by one or more of the following:

(1) in Shares already owned by the Optionee, provided that in the case of restricted Shares the Optionee shall have owned such Shares for more than six (6) months,  based in any such instance on the Fair Market Value of the Shares on the date the  Option is exercised;

(2) by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a portion of the proceeds to pay the entire exercise price resulting from such exercise; or

(3) by any combination of cash and/or any one or more of the methods specified in clauses (1) and (2).

Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes. No Shares shall be issued upon exercise of an Option until full payment therefore has been made. Upon exercise of an Option (or a portion thereof), the Company shall have a reasonable time to issue the Shares, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance.

(e) Transferability of Options. Except as otherwise provided in the applicable Option agreement, an Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Option was originally granted. Except as specifically provided in this Agreement, all terms and conditions of an Option shall be governed by the Option Agreement.

(f) Termination by Death. Unless otherwise provided in the applicable Option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise provided in the applicable Option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Option, whichever period is shorter.

(h) Termination by Reason of Retirement. Unless otherwise provided in the applicable Option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Other Termination. Unless otherwise provided in the applicable Option agreement, if an Optionee’s employment or provision of services terminates for any reason other than death, disability or retirement, any Option held by such Optionee shall thereupon terminate thirty (30) days thereafter; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of ninety (90) days from the date of such termination of employment or provision of services or the remainder of such Option’s term.

(j) Conversion of Existing Options. Upon certification by the Administrator, outstanding options of the Company issued to persons eligible to be a recipient under the Plan shall be deemed to be Options under the Plan which shall provide that the Options shall have been and shall be deemed to be issued as of the dates of issuance or grant of the specific outstanding option  but otherwise shall be subject to all the terms and conditions of this Plan.

5.  STOCK AWARDS OTHER THAN OPTIONS.

Share Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Share Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant’s period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Share Awards which entitle the Participant to receive a specified number of vested Shares upon the attainment of one or more performance goals or service requirements established by the Administrator. The Administrator may require that any such certificates be held by the Company until all restrictions thereon shall have lapsed. A Share Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation: (i) cash or cash equivalents; (ii) past services rendered to the Company or any Affiliate; or (iii) future services to be rendered to the Company or any Affiliate.

6.  CHANGE IN CONTROL PROVISIONS.

(a)   Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(1) Any Stock Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

(2) The restrictions applicable to any outstanding Share Award shall lapse, and the Shares relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant; and

(3) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for: (A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation; (B) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary; (C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or (D) Settlement of each Share subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price).

(b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); or

(2) Within any period of 12 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board cease for any reason to constitute at least a majority of the Board; or

(3) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company; or

(4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of this Section.

7.  MISCELLANEOUS.

(a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award previously granted without the Participant’s consent. No amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

(b) Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation.

(c) General Provisions.

1. The Administrator may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. Certificates for Shares delivered under the Plan may be subject to such stock transfer orders and such other restrictions as the Administrator may deem advisable under the rules, regulations or other requirements of the Commission, any stock exchange upon which the Shares are then listed, and any applicable state or federal securities law. In addition, if, at any time specified herein (or in any Option Agreement or otherwise) for (a) the granting of any Option, or the making of any determination, (b) the issuance or other distribution of Shares, or (c) the payment of amounts to or through a Recipient with respect to any Option, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Recipient (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such Shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.

2. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

3. The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

4. Unless the Administrator permits otherwise, Participant shall pay the Company in cash, promptly when the amount of such obligations becomes determinable (the “Tax Date”), all applicable local, state and federal taxes required by law to be withheld with respect to (i) the exercise of any Option or (ii) the, issuance of Shares, or the transfer or other disposition of Shares acquired upon exercise of any Option. To the extent authorized by the Administrator in its absolute discretion, a Participant may make an election to (x) deliver to the Company an interest-bearing, full recourse promissory note of the Recipient, (y) have Shares or other securities of the Company withheld by the Company, or (z) tender Shares to the Company to pay the amount of tax that the Plan Committee in its absolute discretion determines to be required to be withheld by the Company, subject to the following limitations: (i) such election shall be irrevocable; and (ii) such election shall be subject to the approval of the Plan Committee. Any Shares so withheld or tendered shall be valued by the Company at their Fair Market Value on the Tax Date.

(a) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. (vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(b) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(c) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(d) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(e) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(f) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Nevada (other than its law respecting choice of law).

8.  DEFINITIONS

For purposes of this Plan, the following terms are defined as set forth below:

(a) “Affiliate,” means a corporation or other entity controlled by the Company and designated by the Administrator as such.

(b) “Award” means a Stock Option or Stock Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means (i) the conviction of the Participant for committing a felony involving moral turpitude under Federal law or the law of the state in which such action occurred, (ii) gross neglect or willful misconduct in the course of fulfilling the Participant’s duties as an employee or director of, or consultant or advisor to, the Company which results in serious economic harm. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Commission” means the Securities and Exchange Commission or any successor agency.

(g) “Committee” means a committee of Directors appointed by the Board to administer this Plan.

(h) “Company” means USCorp, a Nevada corporation.

(i) “Director” means a member of the Company’s Board of Directors.

(j) “Disability” means disability as defined in the Participant’s then effective employment agreement, or if Participant is not then a party to an effective employment agreement with the Company which defines disability, “disability” means disability as determined by the Plan Committee in accordance with standards and procedures similar to those under the Company’s long-term disability plan, if any. Subject to the first sentence hereof, at any time that the Company does not maintain a long-term disability plan, “disability” shall mean any physical or mental disability that is determined to be total and permanent by a physician selected in good faith by the Company.

(k) “Effective Date” means October 26,  2009.

(l) “Eligible Individual” means any officer, employee, employee director, or outside director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n) “Fair Market Value” means, as of any given date, the closing sales price, or “last sale” price of the Shares on the Over-the-Counter Bulletin Board (or the principal stock exchange or market on which the Shares are then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.

(o) “Grant Date” means the date of grant of any Option.

(p) “Non-Employee Director” means a Director who is not an officer or employee of the Company.

(q) “Optionee” means a person who holds a Stock Option.

(r) “Option Agreement” means the written option agreement covering an option as further defined in the Plan.

(s) “Participant” means a person granted an Award.

(t) “Retirement” means the voluntary retirement by the Participant from active employment with the Company on or after the attainment of normal retirement age under the Company-sponsored pension or retirement plans, or any other age with the consent of the Board.

(u) “Stock Award” means an Award, other than a Stock Option, made in Shares or denominated in Shares.

(v) “Stock Option” means any option to purchase Shares granted pursuant to this Plan which is not an “incentive stock option” within the meaning of Section 422 of the Code.

(w) “Vesting Date” means the date on which an Award becomes wholly or partially exercisable.

CERTIFICATE OF ADOPTION OF
2009 Stock Incentive Plan
USCORP

The undersigned here by certifies that he is the duly elected Secretary of USCORP, a Nevada corporation, and that the foregoing 2009 Stock Incentive Plan, comprising 17 pages, was adopted by the corporation on October 26, 2009, by the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the seal of the corporation, this 8th day of December 2009.

/s/ Spencer Eubank
Spencer Eubank, Secretary-Treasurer